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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 6, 1996
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                         Commission File Number 0-7865
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                    SECURITY LAND AND DEVELOPMENT CORPORATION
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


        GEORGIA                                        58-1088232
        -------                                        ----------
(State or other jurisdiction of           (I.R.S.Employer Identification Number)
incorporation)


2816 Washington Road, #103, Augusta,  Georgia                    30909-2112
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(Address of principal executive offices)                          Zip Code


Registrant's telephone number, including area code (706) 736-6334
                                                   --------------

                        N/A
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(Former name or former address, if changed since last report.)
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ITEM 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT


         (b) Item 304(a)(2) of Regulation S-B:


             On August 6, 1996, the Board of Directors elected the Firm of Cherry, Bekaert & Holland, L.L.P., to audit the Company's annual consolidated financial statements.


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SECURITY LAND AND DEVELOPMENT CORPORATION



          DATE:   AUGUST 6, 1996                  BY: /S/ T.GREENLEE FLANAGIN
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                                                 T. GREENLEE FLANAGIN, PRESIDENT